Exhibit 10.1

                    , 2006

Shanghai Century Acquisition Corporation

Suite 1002, 10th Floor

43 Lyndhurst Terrace

Central, Hong Kong, China

I-Bankers Securities Incorporated

c/o I-Bankers Securities Incorporated

1560 East Southlake Boulevard, Suite 232

Southlake, Texas 76092

Re:	Initial Public Offering

Gentlemen:

The undersigned shareholder, officer and director of Shanghai Century Acquisition Corporation (the “Company”), in consideration of I-Bankers Securities Incorporated and [                    ] (the “Representatives”) entering into a letter of intent (the “Letter of Intent”) to underwrite (the “Representatives”) an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares; provided, however, that nothing herein shall restrict in any manner the vote of the undersigned with respect to any IPO Shares owned by him or any shares purchased by him in the open market subsequent to the completion of the IPO. In addition, the undersigned hereby waives his right to exercise redemption rights with respect to any ordinary shares of the Company owned by the undersigned, directly or indirectly, and agrees that he will not seek redemption with respect to such shares in connection with any vote to approve a Business Combination (as is more fully described in the Company’s prospectus relating to the IPO).

2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (the “Effective Date”) of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his Insider Shares. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the trust fund maintained by Continental Stock Transfer & Trust Company.

3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination that involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to the Representatives that the business combination is fair to the Company’s stockholders from a financial perspective.

5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, FDC Consultants Limited (“Related Party”), shall be allowed to charge the Company an allocable share of Related Party’s overhead, up to $7,500 per month, to compensate it for the Company’s use of Related Party’s offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

7. The undersigned will escrow his Insider Shares for the period commencing on the Effective Date and until (i) six months after the consummation of a business combination with respect to 20% of the ordinary shares held in the escrow account, and (ii) the third anniversary of the Effective Date with respect to the remaining 80% of the ordinary shares held in the escrow account, subject to the terms of a Share Escrow Agreement which the Company will enter into with the undersigned and Continental Stock Transfer & Trust Company as escrow agent.

8. The undersigned agrees that, during the period terminating on December 31, 2007, he will not become involved (whether as owner, significant shareholder, officer or director) with any Acquisition Fund (as defined in Section 12(i) below) unless such Acquisition

Fund engages the Representatives to be a co-managing underwriter of the initial public offering of the Acquisition Fund’s securities; provided, however, that the Representatives must demonstrate that they can provide services and assistance comparable to other members of the syndicate with respect to such initial public offering.

9. I agree to serve as the                      of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and the Representatives included in the F-1 Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned’s Questionnaire furnished to the Company and the Representatives and annexed as Exhibit A hereto is true and accurate in all respects. The undersigned represents and warrants that:

(a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

10. I have full right and power, without violating any agreement by which I am bound, to enter into this letter agreement and to serve as an officer of the Company.

11. I authorize any employer, financial institution, or consumer credit reporting agency to release to the Representatives and their respective legal representatives or agents (including any investigative search firm retained by the Representatives) any information they may have about my background and finances (the “Information”). Neither the Representatives nor their respective agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and I hereby release them from liability for any damage whatsoever in that connection.

12. As used herein,

(i) “Acquisition Fund” shall mean any company formed as a “Specified Purpose Acquisition Company,” or “SPAC,” or a “Targeted Acquisition Corporation,” or “TAC,” with the intent to offer securities to the public and use the proceeds to consummate one or more Business Combinations which are unspecified at the time of the securities offering.

(ii) “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;

(iii) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the IPO;

(iv) “Insider Shares” shall mean all of the ordinary shares of the Company owned by an Insider prior to the IPO; and

(v) “IPO Shares” shall mean the ordinary shares issued in the Company’s IPO.

By:

Title:

4